United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 14, 2021

Date of Report (Date of earliest event reported)

Southport Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41150	86-3483780
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

1745 Grand Avenue
Del Mar, California	92014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 503-9722

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	PORT.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	PORT	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50, subject to adjustment	PORT.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, on December 14, 2021, Southport Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), each Unit consisting of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”) and one-half of one warrant of the Company (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share (subject to adjustment). The 23,000,000 Units sold in the IPO include 3,000,000 Units sold to BofA Securities, Inc., the underwriter for the IPO (the “Underwriter”), pursuant to the Underwriter’s full exercise of its option under the underwriting agreement for the IPO to purchase up to 3,000,000 additional Units solely to cover over-allotments. The Units were sold at a price of $10.00 per Unit, and the IPO generated gross proceeds of $230,000,000.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) with Southport Acquisition Sponsor LLC (the “Sponsor”) of an aggregate of 11,700,000 warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating gross proceeds to the Company of $11,700,000.

A total of $234,600,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account (the “Trust Account”) established for the benefit of the Company’s public stockholders at JPMorgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of December 14, 2021 reflecting receipt of the net proceeds from the IPO and the Private Placement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Audited Balance Sheet as of December 14, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2021

SOUTHPORT ACQUISITION CORPORATION

By:	/s/ Jeb Spencer
Name: Jeb Spencer
Title: Chief Executive Officer

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